UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9090

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01.	Regulation FD Disclosure.

Colfax Corporation (the “Company”) is filing this Current Report on Form 8-K to provide certain pro forma financial information with respect to DJO Global, Inc. (“DJO”), and the pending acquisition by the Company of DJO. As previously disclosed in its Current Report on Form 8-K filed on November 19, 2018, pursuant to the terms of an Agreement and Plan of Merger, dated November 19, 2018, the Company intends to acquire DJO for an aggregate cash purchase price of $3.15 billion in cash, subject to certain adjustments. The Company intends to fund a portion of the purchase price for the acquisition with net proceeds received pursuant to certain offerings of equity units and debt securities.

This Current Report on Form 8-K furnishes the following information: (i) audited consolidated financial statements of DJO as of December 31, 2016 and 2017 and for the years ended December 31, 2015, 2016 and 2017, attached hereto as Exhibit 99.1; (ii) unaudited consolidated financial statements of DJO as of September 29, 2018 and December 31, 2017 and for the nine months ended September 30, 2017 and September 29, 2018, attached hereto as Exhibit 99.2; and (iii) unaudited pro forma condensed consolidated financial statements as of September 28, 2018 and for the year ended December 31, 2017 and the nine months ended September 28, 2018, attached hereto as Exhibit 99.3.

The Company expects that after the closing of the acquisition, it will file, pursuant to Item 2.01 of Form 8-K, the financial statements and finalized pro forma financial information required by Item 9.01 of Form 8-K.

Information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, except that the Company does hereby incorporate Exhibits 23.1, 99.1, 99.2 and 99.3 hereto into its Registration Statement on Form S-3 (File No. 333-223067).

Cautionary Statements Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax’s statements regarding its planned acquisition of DJO and its financing plans for the acquisitions, as well as any other plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to risks and uncertainties regarding Colfax and DJO’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required regulatory approvals and other conditions to the completion of the acquisition, (ii) access to available financing on a timely basis and reasonable terms, (iii) the effects of the transaction on Colfax and DJO operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, and (iv) other factors detailed in Colfax’s and DJO Finance LLC’s respective reports filed with the U.S. Securities and Exchange Commission on Form 10-K and Form 10-Q. In addition, these statements are based on a number of assumptions that are subject to change. This press release speaks only as of the date hereof. Colfax disclaims any duty to update the information herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP with respect to the audited financial statements of DJO Global, Inc.

99.1	Audited Financial Statements of DJO Global, Inc. as of December 31, 2016 and 2017 and for the years ended December 31, 2015, 2016 and 2017

99.2	Unaudited Consolidated Financial Statements of DJO Global, Inc. as of September 29, 2018 and December 31, 2017 and for the nine months ended September 30, 2017 and September 29, 2018

99.3	Unaudited Pro Forma Consolidated Condensed Financial Statements as of September 28, 2018 and for the year ended December 31, 2017 and the nine months ended September 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Colfax Corporation

By:	/s/ Christopher M. Hix
Name: Christopher M. Hix Title: Senior Vice President, Finance, and Chief Financial Officer and Treasurer

Date: January 7, 2019